Exhibit 99.01

Shutterfly Announces Fourth Quarter and Full Year 2013 Financial Results

●	Fourth Quarter 2013 net revenues increase 17% year-over-year to $410.8 million
●	Full Year 2013 net revenues increase 22% year-over-year to $783.6 million
●	Full Year 2013 GAAP net income of $0.24 per diluted share
●	Record Full Year adjusted EBITDA of $150.4 million, an increase of 17% year-over-year
●	52nd consecutive quarter of year-over-year net revenue growth

REDWOOD CITY, February 5, 2014 -- Shutterfly, Inc. (NASDAQ:SFLY), the leading manufacturer and digital retailer of high-quality personalized products and services offered through a family of lifestyle brands, today announced financial results for the fourth quarter and full year-ended December 31, 2013.

“Q4 was a strong finish to another outstanding year at Shutterfly resulting in record revenue, adjusted EBITDA and free cash flow,” said President and Chief Executive Officer Jeffrey Housenbold. “We executed well against our 2013 strategic plan while simultaneously focusing on the long-term through smart investments in consumer facing programs and back-end infrastructure projects that will provide future scale and scope efficiencies.”

Fourth Quarter 2013 Financial Highlights
●	Net revenues totaled $410.8 million, a 17% year-over-year increase.
●	Fourth quarter 2013 represents the 52nd consecutive quarter of year-over-year net revenue growth.
●	Consumer net revenues totaled $398.6 million, a 16% year-over-year increase.
●	Enterprise net revenues totaled $12.2 million, a 48% year-over-year increase.
●	Gross profit margin was 59.9% of net revenues, compared to 60.5% in the fourth quarter of 2012.
●	Operating expenses, excluding $14.7 million of stock-based compensation, totaled $126.8 million.
●	GAAP net income was $43.6 million, compared to $53.0 million in the fourth quarter of 2012.
●	GAAP net income per diluted share was $1.10, compared to $1.40 in the fourth quarter of 2012.
●	Non-GAAP net income per diluted share was $1.20, compared to $1.40 in the fourth quarter of 2012.
●	Adjusted EBITDA was $141.9 million, compared to $127.2 million in the fourth quarter of 2012.
●	At December 31, 2013, cash and cash equivalents totaled $499.1 million.

Full Year 2013 Financial Highlights
●	Net revenues totaled $783.6 million, a 22% year-over-year increase.
●	Consumer net revenues totaled $746.0 million, a 22% year-over-year increase.
●	Enterprise net revenues totaled $37.7 million, a 39% year-over-year increase.
●	Gross profit margin was 52.8% of net revenues, compared to 54.0% in 2012.
●	Operating expenses, excluding $51.0 million of stock-based compensation, totaled $340.9 million.
●	GAAP net income was $9.3 million, compared to $23.0 million in 2012.
●	GAAP net income per diluted share was $0.24, compared to $0.61 in 2012.
●	Non-GAAP net income per diluted share was $0.38, compared to $0.61 in 2012.
●	Adjusted EBITDA was $150.4 million, compared to $128.1 million in 2012.

Fourth Quarter 2013 Operating Metrics
●	Transacting customers totaled 4.7 million, a 10% year-over-year increase.
●	Orders totaled 7.7 million, a 12% year-over-year increase.
●	Average order value was $51.80, an increase of 4% year-over-year.

Full Year 2013 Operating Metrics
●	Transacting customers totaled 8.1 million, a 15% year-over-year increase.
●	Orders totaled 18.6 million, a 14% year-over-year increase.
●	Average order value was $40.19, an increase of 7% year-over-year.

Business Outlook
First Quarter 2014:
●	Net revenues to range from $132.0 million to $135.0 million, a year-over-year increase of 13.1% to 15.7%.
●	GAAP gross profit margin to range from 44.5% to 45.0% of net revenues.
●	Non-GAAP gross profit margin to range from 47.4% to 47.9% of net revenues.
●	GAAP operating loss to range from ($41.5) million to ($43.5) million.
●	Non-GAAP operating loss to range from ($14.9) million to ($16.9) million.
●	GAAP effective tax rate to range from 18.8% to 20.2%.
●	GAAP net loss per diluted share to range from ($0.93) to ($0.99).
●	Non-GAAP net loss per diluted share to range from ($0.86) to ($0.92).
●	Weighted average diluted shares of approximately 38.7 million.
●	Adjusted EBITDA to range from a loss of ($1.5) million to income of $0.5 million.

Full Year 2014:
●	Net revenues to range from $900.0 million to $920.0 million, a year-over-year increase of 14.8% to 17.4%.
●	Net revenue guidance reflects a reduction of $15 million due to the termination of the Costco relationship.
●	GAAP gross profit margin to range from 52.0% to 53.0% of net revenues.
●	Non-GAAP gross profit margin to range from 53.7% to 54.6% of net revenues.
●	GAAP operating income/(loss) to range from a loss of ($11.5) million to income of $1.7 million.
●	Non-GAAP operating income to range from $94.5 million to $109.1 million.
●	GAAP effective tax rate to range from 18% to 23%.
●	GAAP net loss per diluted share to range from ($0.27) to ($0.55).
●	Non-GAAP net loss per diluted share to range from ($0.02) to ($0.28).
●
Net loss per share guidance reflects the impact of a full year of depreciation from our expanded and acquired manufacturing facilities and acquired rental assets, increased stock-based compensation, and a full year of intangible amortization from 2013 acquisitions.

●	Weighted average diluted shares of approximately 40.8 million.
●	Adjusted EBITDA to range from $160.2 million to $174.8 million, or 17.8% to 19.0% of net revenues.
●	Capital expenditures to range from 9.5% to 10.5% of net revenues.

Notes to the Fourth Quarter 2013 and Full Year 2013 Financial Results and Business Outlook

Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

Free cash flow is a non-GAAP financial measure that the Company defines as adjusted EBITDA less purchases of property, plant, and equipment and capitalization of software development costs.

Non-GAAP earnings per share is defined as non-GAAP net income (loss), which excludes interest expense related to the Company’s issuance of 0.25% convertible senior notes in May 2013, divided by diluted non-GAAP shares outstanding, which is GAAP diluted weighted average shares outstanding less any shares issuable under the Company’s convertible senior notes.

Consumer category includes net revenues from stationery and greeting cards, photo books, calendars and photo-based merchandise, photo prints, and the related shipping revenues and rental revenue.  Consumer also includes net revenues from advertising and sponsorship programs.

Enterprise category includes net revenues primarily from variable, four-color direct marketing collateral manufactured and fulfilled for business customers.

Average Order Value (AOV) is defined as total net revenues (excluding Enterprise) divided by total orders.

The foregoing financial guidance replaces any of the Company’s previously issued financial guidance which should no longer be relied upon.

Fourth Quarter and Full Year 2013 Conference Call

Management will review the fourth quarter and full year 2013 financial results and its expectations for the first quarter and full year 2014 on a conference call on Wednesday, February 5, 2014 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).  To listen to the call and view the accompanying slides, please visit http://www.shutterflyinc.com. In the Investor Relations area click on the link provided for the webcast, or dial (970) 315-0490.  The webcast, as well as a podcast, will be archived and available at http://www.shutterflyinc.com.  A replay of the conference call will be available through Wednesday, February 19, 2014. To hear the replay, please dial (855) 859-2056 or (404) 537-3406, replay passcode 31471397.

Non-GAAP Financial Information

This press release contains certain non-GAAP financial measures.  Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross profit margins, non-GAAP operating income (loss) and the related operating income (loss) margins, adjusted EBITDA, free cash flow, and non-GAAP net income (loss) per share. The method the Company uses to produce non-GAAP financial measures is not computed according to GAAP and may differ from methods used by other companies.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to gross margins, operating income (loss), net income (loss) or net income (loss) per share determined in accordance with GAAP.  For more information, please see Shutterfly's SEC Filings, including the most recent Form 10-K and Form 10-Q, which are available on the Securities and Exchange Commission's Web site at www.sec.gov.

Notice Regarding Forward-Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include statements regarding the Company's growth, customer satisfaction with the Company’s products and services and financial expectations for the first quarter and full year 2014 set forth under the caption "Business Outlook." The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy; decreased consumer discretionary spending as a result of the macroeconomic environment; the loss of sales partners for our products; our ability to expand our customer base and increase sales to existing customers and meet production requirements; our ability to successfully integrate acquired businesses and assets; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop innovative, new products and services on a timely and cost-effective basis; consumer acceptance of our products and services; our ability to develop additional adjacent lines of business;  unforeseen changes in expense levels; and competition and the pricing strategies of our competitors, which could lead to pricing pressure. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" section of the Company's most recent Form 10-K and Form 10-Q, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly, Inc.
Shutterfly, Inc. is the leading manufacturer and digital retailer of high-quality personalized products and services offered through a family of lifestyle brands. Founded in 1999, the Shutterfly, Inc. family of brands includes Shutterfly, where your photos come to life in photo books, cards and gifts; Tiny Prints, premium cards and stationery for all life’s occasions; Wedding Paper Divas, wedding invitations and stationery for every step of the planning process; Treat, personalized greeting cards that really stand out; MyPublisher, one of the pioneers in the photo book industry and creator of easy-to-use photo book-making software; ThisLife,a private, cloud-based solution that makes it easy for consumers to find, share and enjoy their photos and videos, all in one place; and BorrowLenses, the premier online marketplace for photographic and video equipment rentals. For more information about Shutterfly, Inc. (NASDAQ:SFLY), visit www.shutterflyinc.com.

Contacts Media Relations: Gretchen Sloan, 650-610-5276 gsloan@shutterfly.com	Investor Relations: Michael Look, 650-610-5910 mlook@shutterfly.com

Shutterfly, Inc.
Consolidated Statements of Income
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012

Net revenues	$410,788	$351,777	$783,642	$640,624
Cost of net revenues	164,716	138,965	369,593	294,857
Gross profit	246,072	212,812	414,049	345,767
Operating expenses:
Technology and development	30,963	24,770	108,995	85,746
Sales and marketing	80,039	62,191	189,985	148,806
General and administrative	30,493	24,527	93,011	70,502
Total operating expenses	141,495	111,488	391,991	305,054
Income from operations	104,577	101,324	22,058	40,713
Interest expense	(3,762)	(141)	(9,446)	(597)
Interest and other income, net	127	12	308	42
Income before income taxes	100,942	101,195	12,920	40,158
Provision for income taxes	(57,293)	(48,168)	(3,635)	(17,160)
Net income	$43,649	$53,027	$9,285	$22,998

Net income per share
Basic	$1.15	$1.46	$0.25	$0.64
Diluted	$1.10	$1.40	$0.24	$0.61

Weighted-average shares outstanding
Basic	38,097	36,232	37,680	35,826
Diluted	39,713	37,764	39,493	37,432

Stock-based compensation is allocated as follows:

Cost of net revenues	$683	$367	$2,485	$1,696
Technology and development	2,634	2,170	9,477	8,635
Sales and marketing	5,744	3,051	19,774	11,559
General and administrative	6,298	4,226	21,792	15,432
	$15,359	$9,814	$53,528	$37,322

Shutterfly, Inc.
Consolidated Balance Sheets
(In thousands, except par value amounts)
(Unaudited)

	December 31,	December 31,
	2013	2012

ASSETS
Current assets:
Cash and cash equivalents	$499,084	$245,088
Accounts receivable, net	21,641	13,574
Inventories	9,629	5,032
Deferred tax asset, current portion	26,942	7,713
Prepaid expenses and other current assets	21,260	15,268
Total current assets	578,556	286,675
Property and equipment, net	155,727	92,667
Intangible assets, net	118,621	122,269
Goodwill	397,306	358,349
Deferred tax asset, net of current portion	520	854
Other assets	15,412	4,310
Total assets	$1,266,142	$865,124

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$33,656	$31,503
Accrued liabilities	107,448	88,472
Deferred revenue	24,114	17,845
Total current liabilities	165,218	137,820
Convertible senior notes, net	243,493	-
Deferred tax liability	42,995	24,298
Other liabilities	26,341	11,720
Total liabilities	478,047	173,838

Stockholders' equity
Common stock, $0.0001 par value; 100,000 shares authorized; 38,196 and 36,358 shares
issued and outstanding at December 31, 2013 and December 31, 2012, respectively	4	4
Additional paid-in-capital	771,875	652,110
Accumulated earnings	16,216	39,172
Total stockholders' equity	788,095	691,286
Total liabilities and stockholders' equity	$1,266,142	$865,124

Shutterfly, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Twelve Months Ended
	December 31,
	2013	2012
Cash flows from operating activities:
Net income	$9,285	$22,998
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	43,887	29,424
Amortization of intangible assets	30,969	20,685
Amortization of debt discount and transaction costs	7,707	-
Stock-based compensation, net of forfeitures	53,528	37,322
(Gain) / Loss on disposal of property and equipment	13	(861)
Deferred income taxes	331	54
Tax benefit from stock-based compensation	2,957	14,619
Excess tax benefits from stock-based compensation	(3,635)	(16,622)
Changes in operating assets and liabilities:
Accounts receivable, net	(7,174)	(577)
Inventories	(3,681)	(1,306)
Prepaid expenses and other current assets	(4,347)	(1,399)
Other assets	(7,669)	212
Accounts payable	3,583	15,230
Accrued and other liabilities	16,089	26,610
Deferred revenue	5,258	5,739
Other non-current liabilities	167	(747)
Net cash provided by operating activities	147,268	151,381

Cash flows from investing activities:
Acquisition of business and intangible assets, net of cash acquired	(76,893)	(57,212)
Purchases of property and equipment	(62,582)	(40,535)
Capitalization of software and website development costs	(15,760)	(12,528)
Proceeds from sale of equipment	388	986
Net cash used in investing activities	(154,847)	(109,289)

Cash flows from financing activities:
Proceeds from borrowings of convertible senior notes, net of issuance costs	291,897	-
Proceeds from issuance of warrants	43,560	-
Purchase of convertible note hedge	(63,510)	-
Proceeds from issuance of common stock upon exercise of stock options	19,112	10,211
Repurchases of common stock	(32,241)	(3,752)
Excess tax benefits from stock-based compensation	3,635	16,622
Principal payments of capital lease obligations	(878)	-
Net cash provided by financing activities	261,575	23,081

Net increase in cash and cash equivalents	253,996	65,173
Cash and cash equivalents, beginning of period	245,088	179,915
Cash and cash equivalents, end of period	$499,084	$245,088

Supplemental schedule of non-cash activities
Net increase/ (decrease) in accrued purchases of property and equipment	$(3,372)	$7,694
Increase in estimated fair market value of building under build-to-suit lease	10,080	6,372

Shutterfly, Inc.
Consumer Metrics Disclosure

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012

Consumer Metrics

Customers	4,652,682	4,227,247	8,094,038	7,062,001
year-over-year growth	10%		15%

Orders	7,693,863	6,897,969	18,561,022	16,321,828
year-over-year growth	12%		14%

Average order value*	$51.80	$49.80	$40.19	$37.58
year-over-year growth	4%		7%

* Average order value excludes Enterprise revenue.

Shutterfly, Inc.
Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures
(In millions, except per share amounts)

	Forward-Looking Guidance
	GAAP					Non-GAAP
	Range of Estimate		Adjustments			Range of Estimate
	From	To	From	To		From	To

Three Months Ending March 31, 2014

Net revenues	$132.0	$135.0	-	-		$132.0	$135.0
Gross profit margin	44.5%	45.0%	2.9%	2.9%	[a]	47.4%	47.9%
Operating loss	$(43.5)	$(41.5)	$26.6	$26.6	[b]	$(16.9)	$(14.9)
Operating margin	(33%)	(31%)	20%	20%	[b]	(13%)	(11%)

Stock-based compensation	$18.0	$18.0	$18.0	$18.0		-	-
Amortization of intangible assets	$8.6	$8.6	$8.6	$8.6		-	-

Adjusted EBITDA*						$(1.5)	$0.5

Diluted loss per share	$(0.99)	$(0.93)	$0.07	$0.07	[e]	$(0.92)	$(0.86)
Diluted shares	38.7	38.7
Effective tax rate	18.8%	20.2%

Twelve Months Ending December 31, 2014

Net revenues	$900.0	$920.0	-	-		$900.0	$920.0
Gross profit margin	52.0%	53.0%	1.7%	1.6%	[c]	53.7%	54.6%
Operating income / (loss)	$(11.5)	$1.7	$106.0	$107.5	[d]	$94.5	$109.1
Operating margin	(1%)	0%	12%	12%	[d]	11%	12%

Stock-based compensation	$72.5	$72.5	$72.5	$72.5		-	-
Amortization of intangible assets	$33.5	$35.0	$33.5	$35.0		-	-

Adjusted EBITDA*						$160.2	$174.8
Adjusted EBITDA* margin						17.8%	19.0%

Diluted loss per share	$(0.55)	$(0.27)	$0.27	$0.26	[f]	$(0.28)	$(0.02)
Diluted shares	40.8	40.8
Effective tax rate	18%	23%

Capital expenditures - % of net revenues	9.5%	10.5%

*	Adjusted EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.
[a]	Reflects estimated adjustments for stock-based compensation expense of approximately $1.0 million and amortization of purchased intangible assets of approximately $2.8 million.
[b]	Reflects estimated adjustments for stock-based compensation expense of approximately $18.0 million and amortization of purchased intangible assets of approximately $8.6 million
[c]	Reflects estimated adjustments for stock-based compensation expense of approximately $3.7 million and amortization of purchased intangible assets of approximately $11.3 million.
[d]	Reflects estimated adjustments for stock-based compensation expense of approximately $72.5 million and amortization of purchased intangible assets of approximately $33.5 million to $35.0 million.
[e]	Reflects estimated adjustments for interest expense of approximately $2.7 million, net of tax.
[f]	Reflects estimated adjustments for interest expense of approximately $10.5 million to $11.2 million, net of tax.

Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)
	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

GAAP gross profit	$41,238	$48,310	$43,407	$212,812	$54,855	$61,745	$51,377	$246,072	$345,767	$414,049
Stock-based compensation	462	443	424	367	564	592	646	683	1,696	2,485
Amortization of intangible assets	1,454	1,516	1,570	1,856	2,390	2,608	2,685	2,800	6,396	10,483
Non-GAAP gross profit	$43,154	$50,269	$45,401	$215,035	$57,809	$64,945	$54,708	$249,555	$353,859	$427,017

Non-GAAP gross profit margin	47%	51%	46%	61%	50%	49%	45%	61%	55%	54%

Shutterfly, Inc.
Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)
	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

GAAP operating income (loss)	$(19,080)	$(17,786)	$(23,745)	$101,324	$(23,964)	$(23,933)	$(34,622)	$104,577	$40,713	$22,058
Stock-based compensation	9,617	9,526	8,365	9,814	11,538	12,649	13,982	15,359	37,322	53,528
Amortization of intangible assets	4,013	5,090	5,658	5,924	6,511	7,539	8,189	8,730	20,685	30,969
Non-GAAP operating income (loss)	$(5,450)	$(3,170)	$(9,722)	$117,062	$(5,915)	$(3,745)	$(12,451)	$128,666	$98,720	$106,555

Non-GAAP operating margin	(6%)	(3%)	(10%)	33%	(5%)	(3%)	(10%)	31%	15%	14%

Shutterfly, Inc.
Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)
	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

GAAP net income (loss)	$(10,040)	$(9,511)	$(10,478)	$53,027	$(12,405)	$(11,811)	$(10,148)	$43,649	$22,998	$9,285
Interest expense	152	156	148	141	139	1,936	3,609	3,762	597	9,446
Interest and other income, net	(7)	(9)	(14)	(12)	(7)	(35)	(139)	(127)	(42)	(308)
Tax (benefit) provision	(9,185)	(8,422)	(13,401)	48,168	(11,691)	(14,023)	(27,944)	57,293	17,160	3,635
Depreciation and amortization	10,024	11,820	12,244	16,021	15,738	17,580	19,573	21,965	50,109	74,856
Stock-based compensation	9,617	9,526	8,365	9,814	11,538	12,649	13,982	15,359	37,322	53,528
Non-GAAP Adjusted EBITDA	$561	$3,560	$(3,136)	$127,159	$3,312	$6,296	$(1,067)	$141,901	$128,144	$150,442

Shutterfly, Inc.
Reconciliation of Cash Flow from Operating Activities to Non-GAAP Adjusted EBITDA and Free Cash Flow
(In thousands)
(Unaudited)
	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013

Net cash provided by (used in) operating activities	$(47,961)	$9,339	$(3,568)	$193,571	$(83,504)	$11,923	$309	$218,540	$151,381	$147,268
Interest expense	152	156	148	141	139	1,936	3,609	3,762	597	9,446
Interest and other income, net	(7)	(9)	(14)	(12)	(7)	(35)	(139)	(127)	(42)	(308)
Tax (benefit) provision	(9,185)	(8,422)	(13,401)	48,168	(11,691)	(14,023)	(27,944)	57,293	17,160	3,635
Changes in operating assets and liabilities	55,912	739	11,482	(111,895)	101,426	2,555	19,961	(126,168)	(43,762)	(2,226)
Other adjustments	1,650	1,757	2,217	(2,814)	(3,051)	3,940	3,137	(11,399)	2,810	(7,373)
Non-GAAP Adjusted EBITDA	561	3,560	(3,136)	127,159	3,312	6,296	(1,067)	141,901	128,144	150,442
Less: Purchases of property and equipment	(6,499)	(12,264)	(16,628)	(12,838)	(10,832)	(15,869)	(20,343)	(12,166)	(48,229)	(59,210)
Less: Capitalized technology & development costs	(3,072)	(2,801)	(3,730)	(2,925)	(3,495)	(4,255)	(4,307)	(3,703)	(12,528)	(15,760)
Free cash flow	$(9,010)	$(11,505)	$(23,494)	$111,396	$(11,015)	$(13,828)	$(25,717)	$126,032	$67,387	$75,472

Shutterfly, Inc.
Reconciliation of Net Income/(Loss) per Share to Non-GAAP Net Income/(Loss) per Share
(In thousands)
(Unaudited)
	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2012	2012	2012	2012	2013	2013	2013	2013	2012	2013
GAAP net income (loss)	$(10,040)	$(9,511)	$(10,478)	$53,027	$(12,405)	$(11,811)	$(10,148)	$43,649	$22,998	$9,285
Add back interest expense related to:
Amortization of debt discount	-	-	-	-	-	1,401	2,771	2,830	-	7,002
Amortization of debt issuance costs	-	-	-	-	-	160	260	285	-	705
0.25% coupon	-	-	-	-	-	93	188	188	-	469
Tax effect	-	-	-	-	-	(770)	(2,046)	516	-	(2,300)
Non-GAAP net income (loss)	$(10,040)	$(9,511)	$(10,478)	$53,027	$(12,405)	$(10,927)	$(8,975)	$47,468	$22,998	$15,161

GAAP diluted shares outstanding	35,199	35,812	36,062	37,764	37,034	37,775	37,814	39,713	37,432	39,493
Add back:
Dilutive effect of convertible notes	-	-	-	-	-	-	-	-	-	-
Non-GAAP diluted shares outstanding	35,199	35,812	36,062	37,764	37,034	37,775	37,814	39,713	37,432	39,493

GAAP net income (loss) per share	$(0.29)	$(0.27)	$(0.29)	$1.40	$(0.33)	$(0.31)	$(0.27)	$1.10	$0.61	$0.24
Non-GAAP net income (loss) per share	$(0.29)	$(0.27)	$(0.29)	$1.40	$(0.33)	$(0.29)	$(0.24)	$1.20	$0.61	$0.38